UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): November 13, 2003

ELECTRIC CITY CORP.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization	000-2791 (Commission File #)	36-4197337 (IRS Employer Identification No.)

1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)

(847) 437-1666
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1 Press release of Electric City Corp. dated November 13, 2003.

ITEM 9. Regulation FD Disclosure

     The information contained in this Item 9 of this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with Securities and Exchange Commission (“SEC”) Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

     The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On November 13, 2003, Electric City Corp. issued a press release announcing its financial results for the three-month and nine-month periods ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibits Index

99.1 Press release of Electric City Corp. dated November 13, 2003.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRIC CITY CORP.:

Dated: November 13, 2003	By:	/s/ Jeffrey Mistarz Jeffrey Mistarz Chief Financial Officer & Treasurer